Product Inventory	12 Months Ended
Dec. 31, 2020
Inventories [Abstract]
Product Inventory

11. PRODUCT INVENTORY

Product inventory consists of the Company's entitlement crude oil barrels in Egypt, which are valued at the lower of cost or net realizable value. Costs include operating expenses and depletion associated with crude oil entitlement barrels and are determined on a concession by concession basis. These amounts are initially capitalized and expensed when sold.

As at December 31, 2020, the Company held 227.9 Mbbls of crude oil in inventory valued at approximately $25.57/bbl (December 31, 2019 – 964.5 mbbls valued at approximately $18.16/bbl). During 2020, product inventory of $11.7 million was expensed (2019 - $8.8 million capitalized).